TRAVELERS SERIES FUND INC.


Supplement dated October 11, 1996
to the Prospectus dated February 28, 1996

The following information supplements, and to the extent inconsistent therewith, supersedes, the information in the Prospectus under: Management of the Fund- Portfolio Management:

The Smith Barney Pacific Basin Portfolio is managed by Maurits E. Edersheim and a team of seasoned international equity portfolio managers, who collectively have over 125 years of experience and manage in excess of $2 billion of global equity assets for other investment companies and managed accounts. Mr. Edersheim is Chairman and Advisory Director of the Fund and is Deputy Chairman of Smith Barney International Incorporated. Mr. David S. Ishibashi, a Vice President of Smith Barney, and Mr. Scott Kalb, a Managing Director of Smith Barney, are responsible for the day to day operations of the Portfolio, making all of the investment decisions since October, 1996. Both are also members of the international equity team.

In managing the GT Global Strategic Income Portfolio, LGT Asset Management employs a team approach, taking advantage of the resources of its various investment offices around the world in seeking to achieve the Portfolio's objectives. Simon Nocera is responsible for the day-to-day management of the Portfolio. Mr. Nocera has been a Portfolio Manager and Economist at LGT Asset Management since 1992. From 1991 to 1992, he was Senior Vice President and Director of Global Fixed Income at The Putnam Companies. Prior thereto, Mr. Nocera held a position as a Financial Economist at the International Monetary Fund.









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